UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2013 (October 11, 2013)

CAPITOL BANCORP LTD.

(Exact name of registrant as specified in its charter)

Michigan	001-31708	38-2761672
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Capitol Bancorp Center
200 N. Washington Sq., Lansing, MI
(Address of principal executive offices)

48933
(Zip Code)

517-487-6555
 (Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On October 11, 2013, Capitol Bancorp Ltd., a Michigan corporation ("Capitol"), its affiliate Financial Commerce Corporation, a Michigan corporation ("FCC") and Talmer Bancorp, Inc., a Michigan corporation (the "Purchaser") entered into a Stock Purchase Agreement (the "Purchase Agreement").  Pursuant to the terms and subject to the conditions of the Purchase Agreement, Capitol agrees to sell, assign and transfer to Purchaser, subject to approval of the United States Bankruptcy Court for the Eastern District of Michigan pursuant to Section 363 of Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") and free and clear of all encumbrances: (i) all of the issued and outstanding shares of common stock of the Surviving Bank (as defined below); (ii) all bank related contracts; (iii) all right, title and interest to any proceeds received or to be received after December 31, 2012 related to any such contract; (iv) all of the trademarks and service marks registered to Capitol; and (v) certain other assets of Capitol and FCC for a cash purchase price of $4.0 million.  In addition, the Purchaser has agreed to make an equity contribution into the Surviving Bank at closing in the amount of up to $90 million and to pay $2.5 million of certain post-petition administrative fees and expenses incurred in the Bankruptcy.  With respect to any contract or agreement to which Capitol or FCC is a party, the Purchaser shall pay the amount required to be paid with respect to such contract or agreement to cure all monetary defaults under such contract or agreement to the extent required by Section 365(b) of the Bankruptcy.

Capitol, through its affiliate FCC, owns all of the issued and outstanding shares of capital stock of Indiana Community Bank, an Indiana state-chartered bank ("Indiana Bank"), Michigan Commerce Bank, a Michigan state-chartered bank ("Michigan Bank"), Bank of Las Vegas, a Nevada state-chartered bank ("Nevada Bank") and Sunrise Bank of Albuquerque, a New Mexico state-chartered bank (the "New Mexico Bank") (Indiana Bank, Michigan Bank, Nevada Bank and New Mexico Bank, collectively, the "Banks").  The Banks will enter a merger agreement, which will become effective simultaneously with or immediately prior to the closing of the transaction proposed under the Purchase Agreement, pursuant to which Indiana Bank, Nevada Bank and New Mexico Bank will merge with and into Michigan Bank, with Michigan Bank as the surviving entity (the "Surviving Bank").

Consummation of the proposed transaction is subject to customary closing conditions, including among other things: (i) the representations and warranties of the parties to the Purchase Agreement being true and correct as of the closing; (ii) the Bankruptcy Court entering a final sale order acceptable to the Purchaser; (iii) the receipt of a waiver of liability from the FDIC regarding any potential cross guarantee liability that may be asserted against the Banks; (iv) resolution of certain tax issues; and (v) the receipt of requisite regulatory approvals.

As previously disclosed in its Current Report on Form 8-K filed on August 9, 2012, Capitol, together with FCC (collectively, the "Debtors") filed voluntary petitions for relief (the "Bankruptcy Cases") under the Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Michigan (the "Bankruptcy Court"). In conjunction with the voluntary petitions, the Debtors filed a proposed Prepackaged Joint Chapter 11 Plan of Reorganization and related Disclosure Statement with the Bankruptcy Court.  Additionally, as previously disclosed in its Current Report on Form 8-K filed on May 21, 2013, on May 16, 2013, the Debtors filed a proposed Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation (the "Joint Liquidating Plan") and related Disclosure Statement with the Bankruptcy Court for the resolution of outstanding claims against and equity security interests in the Debtors. The Joint Liquidating Plan superseded the Prepackaged Joint Plan of Reorganization filed by Capitol and FCC with the Bankruptcy Court in August 2012, which was withdrawn. On May 22, 2013, the Debtors filed an Amended Disclosure Statement (the "Amended Disclosure Statement"), which superseded the Disclosure Statement filed on May 16, 2013.  As disclosed in its Current Report on Form 8-K on July 18, 2013,  the Debtors filed an Amended Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation (the "Amended Joint Liquidating Plan"), which superseded the prior Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation.  The Amended Joint Liquidating Plan is subject to confirmation by the Bankruptcy Court. Pursuant to an Order entered on June 27, 2013, the Amended Disclosure Statement was granted preliminary approval by the Bankruptcy Court, and remains subject to final approval of the Bankruptcy Court. The Debtors continue to remain in possession of their assets and properties and operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

The parties intend for the sale and purchase contemplated under the Purchase Agreement to be effectuated pursuant to an order of the Bankruptcy Court under Sections 105, 363 and 365 of the Bankruptcy Code approving such transactions.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety to, the full text of the Purchase Agreement attached as Exhibit 10.1, which is incorporated herein by reference.  The Purchase Agreement has been attached to provide investors with information regarding its terms.  It is not intended to provide any other factual information about Capitol, FCC or the Banks.  In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by Capitol, FCC and the Banks in connection with the signing of the Purchase Agreement.  These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement.  Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between Capitol, FCC, the Banks and the Purchaser, rather than establishing matters of fact.  Accordingly, the representations and warranties in the Purchase Agreement may not constitute the actual state of facts about Capitol, FCC, the Banks and the Purchaser.

Item 8.01.  Other Events.
On October 14, 2013, Capitol issued a press release announcing its entry into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.
     10.1                              Stock Purchase Agreement dated October 11, 2013 by and among Talmer Bancorp, Inc., Capitol Bancorp Ltd. and Financial Commerce Corporation

99.1                             Press release issued by Capitol Bancorp Ltd. on October 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LTD.

Date: October 15, 2013	By:	/s/ Cristin K. Reid
Cristin K. Reid
Corporate President

EXHIBIT INDEX
Exhibit
            NumberDescription

10.1                          Stock Purchase Agreement dated October 11, 2013 by and among Talmer Bancorp, Inc.,
      Capitol Bancorp Ltd. and Financial Commerce Corporation

99.1                          Press release issued by Capitol Bancorp Ltd. on October 14, 2013

3